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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             MERCHANTS GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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
[Merchant's Logo]

                             MERCHANTS GROUP, INC.
                                250 Main Street
                            Buffalo, New York 14202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 2001

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Merchants Group, Inc. (the "Company") will be held at the Company's offices at 250 Main Street, Buffalo, New York, on Wednesday, May 2, 2001 at 9:00 a.m., Buffalo time, for the following purposes:

     1. To elect two directors for a term of three years.

     2. Ratification of the appointment of the Company's independent accountants for 2001.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The prompt return of your proxy will avoid delay and save the expense involved in further communication. You may revoke the proxy any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person at the meeting.

                                          By Order of the Board of Directors

                                          Robert M. Zak
                                          Senior Vice President and
                                          Chief Operating Officer

     Date: March 30, 2001

   STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                  March 30, 2001

                             MERCHANTS GROUP, INC.
                                250 Main Street
                            Buffalo, New York 14202

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 2001

     The following information is furnished in connection with the Annual Meeting of Stockholders of Merchants Group, Inc. (the "Company") to be held at the Company's offices at 250 Main Street, Buffalo, New York, on May 2, 2001 at 9:00 a.m., Buffalo time (the "Meeting"). A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Secretary, 250 Main Street, Buffalo, New York 14202. This Proxy Statement will first be sent to stockholders on or about March 30, 2001.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing such proxy and voting in person.

     The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview or telephone, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of Common Stock, $.01 par value ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on March 12, 2001. On that date there were 2,418,652 Shares outstanding, entitled to one vote each. A majority of the outstanding Shares, present in person or by proxy, will constitute a quorum at the Meeting regardless of whether a broker with discretionary voting authority fails to exercise its discretionary voting authority with respect to any particular matter. Abstentions, broker non-votes and withheld votes will be considered as being present at the Meeting. The vote of a plurality of Shares present at the

Meeting is required for election of directors and the ratification of the appointment of the independent accountants for 2001, which are the only matters scheduled to be voted on at the Meeting. For voting purposes, all votes cast "for," "against," or "withhold authority" will be counted in accordance with the instructions as to each item. Broker non-votes will not be counted for any item.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Company believes that the following persons and groups were the beneficial owners of more than 5% of the outstanding Shares as of March 12, 2001.

                   NAME AND ADDRESS OF                       NUMBER OF SHARES      PERCENT
                    BENEFICIAL OWNER                       BENEFICIALLY OWNED(1)   OF CLASS
                   -------------------                     ---------------------   --------
Marvin C. Schwartz.......................................          289,200(2)        12.0%
  605 Third Avenue
  New York, New York 10158

Franklin Resources, Inc..................................          255,000(3)        10.5%
  777 Mariners Island Blvd.
  San Mateo, California 94404

Merchants Mutual Insurance Company.......................          255,000(4)        10.5%
  250 Main Street
  Buffalo, New York 14202

Brent D. Baird and others................................          254,000(5)        10.5%
  1350 One M&T Plaza
  Buffalo, New York 14203

John D. Weil.............................................          251,200(6)        10.4%
  200 N. Broadway
  St. Louis, Missouri 63102

Tweedy, Browne Company L.P. .............................          126,723(7)         5.2%
  52 Vanderbilt Avenue
  New York, New York 10017

Dimensional Fund Advisors Inc. ..........................          122,200(8)         5.1%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

---------------

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each person has sole voting and investment power with respect to the Shares indicated.

(2) Based on a Schedule 13D most recently amended on May 6, 1996, which indicated Mr. Schwartz had sole voting and dispositive power with respect to 211,700 Shares and shared dispositive power with respect to 77,500 Shares.

(3) Based on a Schedule 13G dated February 2, 2001, which indicated Franklin Resources, Inc. through its advisory subsidiary, Franklin Advisory Services, LLC, has sole voting and dispositive power with respect to the 255,000 shares.

(4) Merchants Mutual Insurance Company ("Mutual") operates its business in conjunction with the Company and Merchants Insurance Company of New Hampshire, Inc. ("MNH"), the Company's wholly-owned subsidiary. See "Management Agreement."

(5) Based on information provided by Brent D. Baird, which updated an amended
    Schedule 13D filed on July 14, 1999 by Mr. Baird, members of the Baird family, persons with personal relationships with members of the Baird family, and entities owned or controlled by the Baird family which indicated sole voting and dispositive power with respect to certain of these shares.

(6) These shares are owned by Woodbourne Partners, LP, an investment partnership of which Clayton Management Company is the sole general partner. Clayton Management has sole voting and investment power over these shares. John D. Weil owns 100% of the outstanding stock of Clayton Management.

(7) Based on a Schedule 13G most recently amended on February 13, 2001, which indicated Tweedy, Browne Company L.P. ("TBC") had sole voting power with respect to 122,573 Shares held in TBC accounts and shared dispositive power with respect to all these Shares. Does not include a total of 4,150 Shares beneficially owned by partnerships in which certain partners of TBC are also partners, in which TBC disclaims beneficial ownership.

(8) Based on a Schedule 13G dated February 2, 2001, which indicated Dimensional Fund Advisors Inc. had sole voting and dispositive power with respect to these shares.

     The Company is subject to statutes governing insurance holding company systems. Under the terms of the applicable New Hampshire statute, any person or entity desiring to effect an acquisition of the Company's securities that would result in that person or entity owning 10% or more of the Company's outstanding voting securities would be required to obtain the approval of the New Hampshire Insurance Department prior to the acquisition.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the Shares beneficially owned as of March 12, 2001 (unless otherwise indicated) by each director and nominee for election as director and each executive officer listed in the Summary Compensation Table. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

                                                           NUMBER OF SHARES        PERCENT
                         NAME                            BENEFICIALLY OWNED(1)   OF CLASS(2)
                         ----                            ---------------------   -----------
Andrew A. Alberti......................................               0                --
Brent D. Baird.........................................         254,000(3)           10.5%
Frank J. Colantuono....................................           1,000                 *
Richard E. Garman......................................          92,000               3.8%
Thomas E. Kahn.........................................               0(4)             --
Henry P. Semmelhack....................................           1,700                 *
Robert M. Zak..........................................          23,210(5)            1.0%
Edward M. Murphy.......................................          10,350(6)              *
Kenneth J. Wilson......................................           1,000                 *
Directors and officers as a group (9 persons)..........         383,260              15.8%

---------------

 *  Less than 1% of the amount outstanding.

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each person has sole voting and investment power with respect to the Shares indicated.

(2) Percentage calculations for each individual and group in the table are based on 2,418,652 Shares outstanding plus any Shares such person or the person in such group has the right to acquire within 60 days of the date of this Proxy Statement under the Merchants Group, Inc. 1986 Stock Option Plan, as amended (the "Option Plan").

(3) See note 5 to table under "Security Ownership of Certain Beneficial Owners."

(4) See note 6 to table under "Security Ownership of Certain Beneficial Owners." Mr. Kahn is a Vice President and the Secretary of Clayton Management.

(5) Includes 12,500 Shares that Mr. Zak has the right to acquire under the Option Plan within 60 days of the date of this Proxy Statement and 1,110 Shares held by the Merchants Mutual Supplemental Executive Retirement Plan for the benefit of Mr. Zak.

(6) Includes 7,000 Shares that Mr. Murphy has the right to acquire under the Option Plan within 60 days of the date of this Proxy Statement and 250 Shares held by his spouse, in which he disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The Company's Certificate of Incorporation provides that the number of directors of the Company shall be not less than five and not more than fifteen and that the directors shall be divided into three classes, each class containing as nearly equal a number of directors as possible, with one class standing for election each year. The Board has set the number of directors at seven.

     The directors recommend a vote FOR the two directors standing for election listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying form of proxy to vote at the Meeting FOR these nominees. Although the directors do not contemplate that any nominee will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The following table sets forth information regarding directors standing for election and directors whose terms continue beyond the Meeting:

        NAME, POSITION AND                              PRINCIPAL OCCUPATION AND BUSINESS
     TENURE WITH THE COMPANY          AGE                 EXPERIENCE FOR PAST FIVE YEARS
     -----------------------          ---               ---------------------------------
                     DIRECTORS STANDING FOR ELECTION FOR A TERM EXPIRING IN 2004

Brent D. Baird                         62    Private investor since 1991; limited partner of Trubee,
  Director since 1995 and                    Collins & Co. (member firm of New York Stock Exchange,
  President and Chief Executive              Inc.) from 1983 to 1991.
  Officer since July 1, 1995

Richard E. Garman                      70    President and Chief Executive Officer of Newbery Alaska
  Director since 1987 and Chairman           Co. Inc., an electrical contractor, since 1985 and
  of the Board since July 1, 1995            managing partner of R.E.G. LLC, a private investment
                                             company, since 2000. Prior to July 19, 2000, he was
                                             President and Chief Executive Officer of A.B.C. Paving
                                             Co., Inc., a general construction contractor, since
                                             1965, and of Buffalo Crushed Stone, Inc., an operator of
                                             quarries and asphalt production facilities, since 1978.

                                DIRECTORS WHOSE TERMS EXPIRE IN 2002

Andrew A. Alberti                      54    President of Cross River International, Inc., an
  Director since 1998                        insurance management consulting firm, since 1993;
                                             President of Hanover Management Services Inc., an
                                             insurance management consulting firm, from 1989 to 1993;
                                             various positions in the New York Insurance Department
                                             Liquidation Bureau from 1973 to 1988.

Frank J. Colantuono                    52    President and Chief Executive Officer of Independent
  Director since 1994                        Health Association, Inc., a health maintenance
                                             organization, since 1984.

        NAME, POSITION AND                              PRINCIPAL OCCUPATION AND BUSINESS
     TENURE WITH THE COMPANY          AGE                 EXPERIENCE FOR PAST FIVE YEARS
     -----------------------          ---               ---------------------------------
                                DIRECTORS WHOSE TERMS EXPIRE IN 2003

Thomas E. Kahn                         48    Vice President and Secretary, Clayton Management
  Director since 2000                        Company, an investment management company, since 1993.

Henry P. Semmelhack                    64    President, Chief Executive Officer and Chairman of
  Director since 1987                        Barrister Global Services Network, Inc. (formerly BIS
                                             Point Technologies), a computer software and services
                                             company, since 1982.

Robert M. Zak                          43    President and Chief Executive Officer of MNH and Mutual
  Chief Operating Officer since              since November 1, 1995; Senior Vice President of MNH and
  July 1, 1995, Senior Vice                  Mutual from 1992 to 1995; Chief Financial Officer of the
  President since 1992, Secretary            Company, MNH and Mutual from 1991 through 1996; Vice
  since 1990 and Director since              President -- Financial Services of MNH and Mutual from
  1994                                       1989 through 1996; Secretary of MNH and Mutual from 1990
                                             through November 1, 1995.

OTHER DIRECTORSHIPS

     The nominees to and members of the Company's Board of Directors who will continue to serve as directors after the Meeting serve on the Boards of Directors of the following publicly-held companies:

     DIRECTOR                            COMPANY
     --------                            -------
Brent D. Baird       Allied Healthcare Products, Inc.
                     Exolon-ESK, Inc.
                     Ecology and Environment, Inc.
                     First Carolina Investors, Inc.
                     M&T Bank Corporation
                     Todd Shipyards Corporation

Richard E. Garman    M&T Bank Corporation

Henry P. Semmelhack  Barrister Global Services Network, Inc.

COMMITTEES

     The Audit Committee consists of Messrs. Semmelhack (Chairman), Colantuono and Garman. As set forth in more detail in the Audit Committee charter described below, the Audit Committee's primary responsibilities fall into three broad categories:

     - first, the Committee is responsible for matters concerning the relationship between the Company and its independent actuarial firm and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1);

     - second, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;

     - third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Company's internal auditing program.

     The Audit Committee has implemented procedures to ensure that during the course of each year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. To carry out its responsibilities, the Audit Committee met four times during the year ending December 31, 2000.

     The Nominating Committee consists of Messrs. Garman (Chairman), Baird and Semmelhack. The Nominating Committee's function is to seek out, screen, interview and present to the entire Board of Directors qualified director candidates. Suggestions of stockholders for nominees will be considered if they are forwarded to the Nominating Committee in writing with information regarding, and a written consent of, the person suggested, in accordance with procedures set forth in the Company's By-Laws. The Nominating Committee met once during 2000 in conjunction with the full Board of Directors.

     The Compensation Committee consists of Messrs. Baird and Colantuono. The function of the Compensation Committee is to evaluate, in conjunction with the Compensation Committee of Mutual's Board of Directors, the performance of the officers of the Company and key employees of the Company's affiliates. The Compensation Committee met once during 2000 in conjunction with the full Board of Directors.

     During the year ended December 31, 2000, the full Board of Directors met seven times. Each of the directors attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which he served.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on March 30, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and American Stock Exchange rules, is reproduced in Exhibit A of this proxy statement. During the year, the Board examined the composition of the Audit Committee in light of the adoption by the American Stock Exchange of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the American Stock Exchange's new rules.

     In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees) as modified or supplemented.

     With respect to the Company's outside auditors, the Committee, among other issues, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the written disclosures and the letter from the accountants to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as modified or supplemented.

     Finally, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Members of the Audit Committee:

                                            Henry P. Semmelhack, Chairman
                                            Frank J. Colantuono
                                            Richard E. Garman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock (collectively, "Insiders") to file reports with the Securities and Exchange Commission ("SEC") and the American Stock Exchange within ten days after the end of any month in which they engaged in a transaction in the Company's securities. Under rules promulgated by the SEC, Insiders are required to furnish to the Company copies of all Section 16(a) reports they file, and the Company is required to disclose any failures to file or late filings by Insiders. Based solely on the reports furnished to the Company and written representations that no other filings were required, the Company believes that all Section 16(a) reporting requirements applicable to Insiders were complied with in 2000.

MANAGEMENT AGREEMENT

     The Company is a holding company which offers property and casualty insurance through MNH. The Company and MNH operate and manage their business in conjunction with Mutual under a management agreement which was entered into in 1986 (the "Management Agreement"). The Company has operated under the Management Agreement since it commenced doing business. The Company and MNH do not have any significant operating assets and have no employees. Under the Management Agreement, Mutual provides the Company and MNH with the facilities, management and personnel required to operate their day-to-day business, including investment management. All costs incurred by Mutual with respect to underwriting expenses are shared pro rata between Mutual and MNH based upon their annual direct premiums written, and unallocated loss adjustment expenses are allocated on the basis of the number of claims outstanding each month that are attributable to each company. All of Mutual's, the Company's and MNH's common investment expenses are shared pro rata based upon the average book value of the invested assets of each company. MNH also pays Mutual an annual management fee of $50,000. The Management Agreement requires the Company and MNH to pay Mutual 110% of Mutual's costs of providing them with non-insurance related services, and requires the Company to pay Mutual an annual fee of one half of one percent (.5) of the average book value of the Company's invested assets exclusive of the Company's shares of MNH. Since the inception of the Management Agreement, Mutual has not provided the Company or MNH with any non-insurance related services. For the year ended

December 31, 2000, approximately 63.0% of the aggregate expenses of the combined businesses of Mutual, MNH and the Company were allocated to MNH and the Company.

     The Management Agreement contains the following provisions that are intended to limit conflicts of interest or to resolve them on an equitable basis should they occur:

          (A) In the event that its officers submit and recommend to the Board of any company (Mutual, the Company or MNH) any business opportunity, the officers of that company shall cause the same opportunity to be presented to the Boards of each of the other companies. If two or more of the companies determine to participate, the provisions of subparagraph (B) will govern. Notwithstanding the foregoing provisions, a company need not present a business opportunity to another company in the following instances: (a) the purchase or sale on the open market of marketable securities at the market price for that issue or comparable issues; or (b) if a company proposes to purchase securities issued by it; or (c) if in the good faith judgment of the common officers such opportunity does not meet the investment policies or objectives or the underwriting or claims guidelines of the other companies or is inconsistent with the cash flow or tax situation of the other companies; or (d) if the opportunity involves property in which the investing company has an existing interest and the latter company has none.

          (B) If required by subparagraph (A), whenever two or more of the companies shall concurrently engage in a common opportunity under circumstances in which it appears likely that the price or other consideration to be paid or received will not be equal for all property to be acquired or disposed of in a single transaction, the property will be acquired or disposed of in such a manner that, as nearly as feasible, each company will participate in each transaction in proportion to the total amount of such property which its Board has determined to acquire or dispose of until each company has acquired or disposed of the total amount of that property which its Board had determined to acquire or dispose of. In the event that the Boards have not determined in advance the total amount to be acquired or disposed of or the participating companies desire in the aggregate to acquire more than is available, the participation of each company in each transaction will be proportionate to its total assets as shown on its balance sheet as at the close of its quarterly fiscal period ended on or prior to the date of that transaction, or if that balance sheet is not available, as at the close of the latest quarterly fiscal period for which a balance sheet is available. The provisions of this subparagraph may be modified with respect to a particular transaction by the Board of each company if it appears that such modification is required in the interests of fairness, but the modification must be approved by majorities of the directors of each company participating in the transaction, including a majority of the directors of each participating company who are not officers, directors or controlling persons of any other company participating in the transaction ("disinterested directors") or, in the absence of such disinterested directors, by a vote of the shareholders or policyholders of each company.

          (C) No company will sell any property or security to, or purchase any property or security from, any other company, if in the good faith judgment of the common officers the sale or purchase is a material transaction to any company a party to the sale or purchase, unless that sale or purchase is approved and determined to be fair to each company in the transaction by majorities of the directors of each company participating in the transaction, including a majority of the disinterested directors of each company or, in the absence of disinterested directors, by a vote of the shareholders or policyholders of each company.

     Any change or amendment to, or modification of, the Management Agreement must be approved by the State of New York Insurance Department and may require approval of other state Insurance Departments. The Management Agreement provides that it may be terminated by any party upon five years' written notice to all of the other parties. On July 23, 1998, the Company and MNH gave written notice of termination to Mutual.

     Mutual and MNH have jointly developed and paid for all accounting, computer and insurance marketing systems used in their businesses. In the event of termination of the Management Agreement, each company has the right, at no cost, to obtain copies of all these systems, together with the right to use these systems in perpetuity.

     Mutual controls (as that term is used in the New Hampshire Insurance Law) the Company by reason of the combination of Mutual's ownership of Shares of the Company, the presence of one director of Mutual on the Company's seven-person Board of Directors, and the management of the day-to-day business of the Company and MNH under the Management Agreement by officers who are also officers of Mutual.

COMPENSATION OF DIRECTORS

     Mr. Zak, who is a director and officer of the Company and MNH, is not separately compensated for his services as a director. All other directors of the Company receive an annual director's fee of $15,000, plus $1,000 for each meeting of the full Board of Directors and any committee meeting attended.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers.

                                                                      PRINCIPAL OCCUPATION
               NAME, POSITION AND                                    AND BUSINESS EXPERIENCE
            TENURE WITH THE COMPANY                 AGE                FOR PAST FIVE YEARS
            -----------------------                 ---              -----------------------
Richard E. Garman                                    70    See table under "Information Concerning
  Chairman of the Board                                    Directors and Nominees."
  since July 1, 1995

Brent D. Baird                                       62    See table under "Information Concerning
  Director since 1995 and                                  Directors and Nominees."
  President and Chief Executive
  Officer since July 1, 1995

Robert M. Zak                                        43    See table under "Information Concerning
  Chief Operating Officer                                  Directors and Nominees."
  since July 1, 1995,
  Senior Vice President since 1992,
  and Director since 1994

                                                                      PRINCIPAL OCCUPATION
               NAME, POSITION AND                                    AND BUSINESS EXPERIENCE
            TENURE WITH THE COMPANY                 AGE                FOR PAST FIVE YEARS
            -----------------------                 ---              -----------------------
Edward M. Murphy                                     50    Vice President and Chief Investment Officer
  Vice President,                                          of the Company, Mutual and MNH since 1991;
  Chief Investment Officer and                             Assistant Vice President of Mutual and MNH
  Assistant Secretary since 1991                           from 1989 to 1991.

Kenneth J. Wilson                                    53    Vice President, Treasurer and Chief
  Vice President, Treasurer, and                           Financial Officer of the Company, Mutual
  Chief Financial Officer                                  and MNH since December 30, 1996; President
  since December 30, 1996 and Secretary since              and Chief Executive Officer of Carbadon
  1999                                                     Corp. and its operating subsidiary, Empire
                                                           of America Realty Credit Corp., from
                                                           December 1995 to December 1996 and Chief
                                                           Financial Officer from November 1992 to
                                                           December 1996.

     There are no family relationships between any of the directors or executive officers of the Company.

                             EXECUTIVE COMPENSATION

     Certain of the executive officers of the Company and its wholly-owned subsidiary, MNH, also serve as executive officers of Mutual as described above under "Management Agreement." Mutual pays the salaries and other benefits of these executive officers, and the Company and MNH are allocated a portion of those salaries and other benefits in accordance with the Management Agreement.

SUMMARY COMPENSATION TABLE

     The following table summarizes the Company's and MNH's share of compensation paid during the years ended December 31, 2000, 1999 and 1998 to any of the Company's Chief Executive Officer and other executive officers whose total base salary and bonus from Mutual for 2000 exceeded $100,000 (such persons listed below being, the "Named Officers").

                                                                        LONG TERM
                                                                      COMPENSATION
                                       ANNUAL COMPENSATION(2)            AWARDS
                                       -----------------------    ---------------------
          NAME AND                                                SECURITIES UNDERLYING       ALL OTHER
    PRINCIPAL POSITION(1)      YEAR      SALARY        BONUS        OPTIONS/SARS (#)       COMPENSATION(3)
    ---------------------      ----    ----------    ---------    ---------------------    ---------------
Robert M. Zak                  2000     $174,003      $33,670               -0-                $10,713
  Chief Operating              1999     $170,894      $37,826               -0-                $10,746
  Officer                      1998     $155,603          -0-               -0-                $11,785

Edward M. Murphy               2000     $ 89,952      $13,675               -0-                $10,086
  Chief Investment             1999     $ 88,841      $16,446               -0-                $10,746
  Officer                      1998     $ 87,712          -0-               -0-                $10,402

Kenneth J. Wilson              2000     $ 97,248      $15,338               -0-                $10,713
  Chief Financial              1999     $ 97,047      $18,551               -0-                $10,746
  Officer                      1998     $ 95,952          -0-               -0-                $11,021

---------------

(1) Mr. Zak became Chief Operating Officer on July 1, 1995. Richard E. Garman was appointed Chairman of the Board, and Brent D. Baird was appointed President and Chief Executive Officer, effective July 1, 1995. Neither Mr. Garman nor Mr. Baird receives any compensation for serving in these capacities.

(2) The total compensation (the sum of all columns in the summary compensation table except Options/SARs) paid to Mr. Zak by Mutual was $349,788 for 2000, $347,041 for 1999, and $284,971 for 1998. For Mr. Murphy, total compensation from Mutual was $181,774 for 2000, $182,834 for 1999 and $164,298 for 1998.
    For Mr. Wilson, total compensation from Mutual was $197,055 for 2000, $199,294 for 1999 and $177,569 for 1998. The Company and MNH paid 63.0% of 2000 compensation, 65.4% of 1999 compensation and 65.2% of 1998 compensation pursuant to the expense allocation provisions of the Management Agreement.

(3) Represents the Company's and MNH's share of Mutual's contributions for the Named Officer's benefit to the Merchants Mutual Insurance Company Capital Accumulation Plan.

OPTION GRANTS, EXERCISES AND YEAR END VALUE

     The Option Plan expired by its terms in 1996, and, therefore, there were no options granted in 2000. The following table summarizes information with respect to option exercises and exercisable options held by the Named Officers as of December 31, 2000. Valuations are based upon the closing price of the Company's Shares on the American Stock Exchange on December 31, 2000 ($17.50). No shares were acquired during the fiscal year on exercise of options granted under the Option Plan.

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION/SAR
                                     VALUES

                                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED            IN-THE-MONEY
                                         OPTIONS/SARS                 OPTIONS/SARS
                                         AT FY-END (#)                AT FY-END ($)
             NAME                  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
             ----                  -------------------------    -------------------------
Robert M. Zak..................            12,500/0                     $15,625/0
Edward M. Murphy...............             7,000/0                     $ 9,375/0

MUTUAL EMPLOYEE RETENTION AGREEMENTS

     In 1999, Mutual entered into Employee Retention Agreements ("Retention Agreements") with a number of its employees, including each of the Named Officers. In addition to the benefits outlined below, Mr. Zak's agreement provides that he will receive a fixed annual salary of at least $260,000 which will be reviewed annually by the Compensation Committee of the Board of Directors of Mutual and cannot be reduced without his written consent. The Retention Agreements provide for a "Protection Period" through December 31, 2003, and provide benefits to the employee if there is a termination of the individual's employment with Mutual during the Protection Period for any reason other than: (1) death; (2) total disability; (3) voluntary termination by the employee; (4) termination by Mutual for "good cause" (which term includes among other things, dishonesty, fraud, breach of trust, substantial misconduct, or a material breach of covenants of confidentiality and not to compete); or (5) repeated failure of the employee to perform his or her duties or consistent failure to perform his or her duties in a manner acceptable to Mutual (hereinafter, a "Covered Termination").

     The Retention Agreements provide that if a Covered Termination occurs for Mr. Murphy, Mr. Wilson, or Mr. Zak, then during a salary continuation period after the termination (which period will be 34 months in the case of Mr. Zak and 24 months in the case of Mr. Murphy and Mr. Wilson) the employee will be paid his or her salary, and Mutual will continue the life insurance, health and accident insurance, and disability and medical reimbursement plans (collectively, "Insurance Plans") that applied to the employee. During the salary continuation period the employee will not be considered an employee for purposes of retirement and bonus plans.

     The Retention Agreements also provide that if there is a "change in control" during the Protection Period, and within two years thereafter (1) the employee's employment is terminated by Mutual for other than "good cause," death, or total disability, or (2) the employee's employment is terminated by the employee based upon the occurrence of any of a list of material changes in the terms and conditions of his or her employment, then the employee shall be entitled to a severance benefit and continuation of his or her Insurance Plans for a number of months (34 months in the case Mr. Zak and 24 months in the case of Mr. Murphy and Mr. Wilson). The severance payment is equal to the employee's current annual base salary and three-year average incentive compensation multiplied by a factor (2.9 in the case of Mr. Zak and 2.0 in the case of Mr. Murphy and Mr. Wilson).

     Generally, a "change of control" is defined to include a change of control of any of Mutual, the Company or MNH (a "Merchants Company"), and includes: (1) any person or group (other than, a Merchants Company) obtaining 25% or more of the voting power for the election of the directors of a Merchants Company; (2) any merger or consolidation of a Merchants Company, or any sale, lease or exchange of a substantial part of the assets of a Merchants Company (other than, to a Merchants Company) which does not result in the holders of voting stock of a Merchants Company immediately prior to a merger or consolidation holding greater than 50% of the voting stock of the survivor, or in the case of a sale, lease or exchange, none of the Merchants Companies owning greater than 50% of the voting stock of the other person; or (3) during any period of two consecutive years the entire Board of Directors of any Merchants Company shall cease to constitute a majority of that Board, unless the election or nomination for election by that company's shareholders or policyholders was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     The Retention Agreements also provide that the employee will not use or disclose to any third party any confidential information or trade secrets of any Merchants Company, and provide the employee will not compete with any Merchants Company while employed by a Merchants Company or during the first 90 days of any period in which he or she is receiving salary continuation payments.

     The Retention Agreements provide that severance payments made under them shall be in lieu of any payments provided for in any prior severance agreement, employment agreement or similar agreement (a "Severance Agreement"), and that the Retention Agreements void any Severance Agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently consists of Messrs. Baird and Colantuono. The Compensation Committee evaluates the performance of the Company's officers and key employees of the Company's affiliates for the purpose of determining whether their compensation as set by Mutual is appropriate. Because of the structure of the Management Agreement under which Mutual provides the facilities and personnel necessary to manage the Company's day-to-day business, and certain executive officers of the Company and MNH are also executive officers of Mutual and are compensated by Mutual, decisions with respect to the salary and benefits for the officers of the Company during the past fiscal year were made by the compensation committee of Mutual and the Board of Directors of Mutual.

     Generally, the Compensation Committee and the Board of Directors of Mutual have conferred with the President of the Company prior to making their determinations concerning compensation of their employees who are officers of the Company.

     By letter dated October 26, 1998, the Chairman of the Compensation Committee of Mutual advised the President of the Company that the Board of Mutual had accepted the recommendation of Mutual's Compensation Committee to put in place the Retention Agreements described above under "Mutual Employee Retention Agreements", but asked for the benefit of the Company's review before it proceeded. The President of the Company responded by letter dated October 30, 1998 that it was opposed to Mutual entering into the agreements, that the benefits proposed were excessive both as to amounts and numbers of officers to receive benefits, that Mutual and its Board were in a position of apparent conflict of interest in seeking to take steps to make the Company and MNH less attractive to other potential buyers while at the same time Mutual might be seeking to purchase a larger stake in the Company, that Mutual should be on notice that any costs associated with the Retention Agreements are not expenses for which the Company and MNH have a proportionate responsibility under the Management Agreement, and that the Company and MNH would not pay any of the costs of the Retention Agreements.

     During the period from October 1998 through February 1999, the Compensation Committee and the Board of Directors of Mutual exchanged a number of communications with the President of the Company regarding the Retention Agreements. Generally, the communications by the representatives of Mutual maintained that the Retention Agreements were necessary to maintain an effective group of employees in light of the five-year notice of termination of the Management Agreement that had been given by the Company. Generally, the communications by the President of the Company strongly opposed the imposition of the Retention Agreements for the reasons described above, affirmed his belief that the termination notice did not create a need for the Retention Agreements, and stated that, if adopted, the Company and MNH would not be responsible for expenses under the agreements. By letter dated February 26, 1999, the representatives of Mutual advised the Company that they had adopted the Retention Agreements.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                                            Brent D. Baird
                                            Frank J. Colantuono

     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or portions thereof into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, Brent D. Baird and Frank J. Colantuono served on the Company's Compensation Committee. There are no "compensation committee interlocks" which the SEC regulations would require to be disclosed in this Proxy Statement. As stated in note (1) to the Summary Compensation Table above, Mr. Baird, who is a member of the Compensation Committee, serves as the Company's President and Chief Executive Officer but does not receive any compensation for serving in those capacities. There is no other "insider participation" which the SEC regulations would require to be disclosed in this Proxy Statement.

PERFORMANCE COMPARISON

     Set forth below is a line graph comparing the yearly percentage change in cumulative total stockholder return on the Company's Shares with the cumulative total return on the Standard & Poor's 500 and the NASDAQ Insurance Stock indices for the five year period beginning January 1, 1996 and ending December 31, 2000.

                                    [GRAPH]

                                         1995     1996      1997      1998      1999      2000
                                         ----    ------    ------    ------    ------    ------
The Company............................  100     105.36    122.32    119.45    112.57    103.28
S&P 500................................  100     122.68    163.61    210.36    254.62    231.37
NASDAQ.................................  100     116.48    147.49    150.73    162.65    214.47
Insurance Stocks

                              CERTAIN TRANSACTIONS

     Mutual provides facilities, employees and all services required to conduct the business of the Company and MNH. See "Management Agreement."

     Effective January 1, 1993, Mutual and MNH entered into a quota share reinsurance agreement under which MNH assumed 10% of Mutual's direct voluntary written premiums and related losses in exchange for a reinsurance commission of 35%. The agreement also provides for MNH to pay a contingent commission to Mutual equal to any underwriting profit on the premiums assumed. The agreement may be terminated by either party effective as of any January 1, with the prior approval of the New York Superintendent of Insurance, upon six months' notice to the other party. In addition, the agreement may be terminated by MNH at any time if any amount payable to MNH by Mutual becomes more than 90 days overdue or if there is a change in control of Mutual approved by the New York Superintendent of Insurance. The agreement allows Mutual to reduce its cessions to MNH for any calendar year. Mutual did not cede any premiums to MNH in 2000 under this agreement, and in December 2000, Mutual notified MNH that it was not terminating the agreement but was exercising its right under the agreement to eliminate all cessions of its voluntary direct written premium to MNH for calendar year 2001, while retaining the right to resume such cessions, up to the 10% level, for subsequent years.

     Independent Health Association, Inc. is a health maintenance organization that provides benefits to employees of Mutual. Frank J. Colantuono, a director of the Company, is the President and Chief Executive Officer of Independent Health. For the year ended December 31, 2000, Mutual paid $209,371 in premiums to Independent Health of which approximately 63.0%, or $131,904, was allocated to the Company under the terms of the Management Agreement.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2001. PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1981. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in 2000 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, statutory audits of subsidiaries, audits of benefit plans, services related to filings with the Securities and Exchange Commission and consultations on various tax, accounting and information services matters.

AUDIT FEES

     The following table sets forth the Company's allocated portion of the fees billed to Mutual for the year ended December 31, 2000 by the Company's principal accounting firm, PricewaterhouseCoopers LLP. The fees are allocated to the Company under the terms of the Management Agreement and approximate 63.0% of the total fees:

Audit Fees..................................................  $78,114
Financial Information Systems Design and Implementation         7,258
  Fees......................................................
All Other Fees..............................................    9,576
                                                              -------
                                                              $94,948
                                                              =======

     The total fees billed to Mutual for the year ended December 31, 2000 were audit fees of $123,991, financial information systems design and implementation fees of $11,520 and all other fees of $15,200. The Audit Committee has considered whether the provision of services by PricewaterhouseCoopers LLP other than professional services rendered for the Audit of the Company's annual financial statements and reviews of financial statements for quarterly reports, is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

     Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2001.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals must be received at the Company's offices no later than November 29, 2001 in order to be considered for inclusion in the Company's proxy materials for the 2002 Annual Meeting. Unless the stockholder notifies the Company before February 12, 2002 of the intent to present a proposal at the Company's 2002 Annual Meeting, the Company will have the right to exercise discretionary voting authority with respect to the proposal if it is presented at the meeting without including information regarding the proposal in its proxy materials.

                                 OTHER MATTERS

     So far as the Management is aware, no matters other than those outlined in this Proxy Statement will be presented to the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            ROBERT M. ZAK
                                            Senior Vice President and
                                            Chief Operating Officer

Buffalo, New York

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

PURPOSE:

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. This will be accomplished by viewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

COMPOSITION, ELECTION AND MEETINGS:

     The Committee shall be comprised of three or more directors, who shall be elected by the Board of Directors and who shall serve until their successors are duly elected and qualified. The Board of Directors shall in the exercise of its business judgment determine that the Committee's composition meets the requirements of the Audit Committee Policy of the American Stock Exchange ("AMEX"), that all of the members of the Committee are "independent" within the meaning of that policy (see Appendix A), and that the members of the Committee will be persons:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one director must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

     The members of the Committee shall be elected by the Board to serve a one year term. Members may be re-elected for successive terms.

     The Chairman of the Committee shall be elected by the members of the Audit Committee. The Chairman may be re-appointed for consecutive terms.

     The Committee will meet at least four times a year on a regular basis and call special meetings as may be determined by the Chairman of the Committee:

     - The meetings will be attended by Committee members and the internal auditor;

     - Representatives of the outside auditors and the independent actuaries will attend at least two meetings a year;

     - The President and Chief Financial Officer along with other attendees invited by the Committee may attend meetings except portions of the meetings where their presence is deemed inappropriate.

     Minutes of each Committee meeting will be prepared, distributed to each member of the Board, reviewed by the Chairman of the Committee at the next Board meeting and after approval by the Board, kept by the Company's secretary for permanent filing.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors, actuaries or other experts for this purpose. The Board and Committee are in place to represent the Company's shareholders and the policyholders of Merchants Insurance Company of New Hampshire, Inc.; accordingly the outside auditor and actuary are ultimately accountable to the Board and the Committee.

AUTHORITY AND KEY RESPONSIBILITIES:

     The Committee's job is one of oversight and it recognizes that management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, the internal audit staff, and the outside auditor are able to spend more time and have more detailed knowledge and information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     - The Committee shall annually consider and recommend to the Board of Directors the appointment of the independent auditor and the independent actuarial firm to be engaged, including the fees to be paid.

     - The Committee shall:

        1. Request from the outside auditor annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard ("ISB") No. 1 as modified from time to time;

        2. Discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence; and

        3. Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

     - As a whole, or though the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission (the "SEC") and the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 as amended by SAS No. 90, and as modified from time to time (required communications by the outside auditors as they relate to interim financial reporting); this review will occur prior to the filing of its Form 10-Q.

     - The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by SAS No. 61 as amended by SAS No. 90 and modified from time to time.

        1. The discussion will include the auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting. That discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressive-ness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure and reviewed by the outside auditors.

        2. Based on their discussions with management concerning the audited financial statements and their discussions with the independent accountants concerning SAS No. 61 and ISB No. 1, the Committee shall make a recommendation to the Board of Directors whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K to be filed with the SEC.

     - Annually, the Committee shall discuss with management, the internal auditor and the outside auditor the quality and adequacy of the Company's internal controls.

     - At least annually the Committee shall meet with management and the internal and outside auditors to assess the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board, the AMEX, the SEC or any other significant matters that may affect the Company.

     - The Committee shall review with senior management and where necessary, legal counsel, matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received by regulators or government agencies.

     - The Committee shall review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditor. The Committee will meet with the internal auditor and discuss completed audit reports and evaluate management's response. Explanations will be provided for any significant deviations to the original plan.

     - The Committee shall review annually with the internal auditor the adequacy of the internal audit department staffing and budget authorizations.

     - The Committee shall review and concur with the appointment and termination of the internal auditor.

     - The Committee shall direct the preparation of the report required by the rules of the SEC to be included in the Company's annual proxy statement.

     - The Committee shall review the results of all loss and loss adjustment expense reserve reviews performed by the outside actuarial firm.

     - The Committee shall annually review the reinsurance program with senior management.

     - The Committee shall review and assess annually the Company's "Ethics and Conflict of Interest" policy and with the approval of the Board, implement changes/revisions as necessary. Recommend and where necessary supervise investigations into compliance when deemed appropriate.

     - The Committee shall review the adequacy of this Charter on an annual basis and propose to the Board any recommended changes.

     - None of the above responsibilities should be construed to limit the right of the Committee to inquire into any area of the Company which it may deem necessary to fulfill its responsibilities. The Committee has the authority to retain outside counsel or other advisors it deems necessary.

                                AUDIT COMMITTEE
                                  APPENDIX (A)

INDEPENDENT DIRECTORS:

     AMEX rules specify the relationships that disqualify a director from being considered "independent" for purposes of serving as a member of an issuer's audit committee. A director will not be considered "independent" if, among other things, he or she has:

     - been employed by the corporation or its affiliates in the current or past three years;

     - accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     - an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

     - been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

                             MERCHANTS GROUP, INC.
                                250 MAIN STREET
                            BUFFALO, NEW YORK 14202

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints BRENT D. BAIRD and ROBERT M. ZAK, and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, $.01 par value, of Merchants Group, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, May 2, 2001, at 250 Main Street, Buffalo, New York, at 9:00 a.m., Buffalo time, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated:

1.  ELECTION OF DIRECTORS

                                                                           WITHHOLD AUTHORITY
      FOR all nominees                                                     to vote for each nominee listed
      (except as marked to the contrary below)  [ ]                        below  [ ]

                      Brent D. Baird and Richard E. Garman

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee's name in the list above.)

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants for the year ending December 31, 2001.

                FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.






    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR PROPOSAL 1. AND 2. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1. AND 2.

                                                    Dated................., 2001

                                                    ............................

                                                    ............................

                                                     (Signature of Stockholder)

                                                    Please date and sign name
                                                    exactly as name appears and
                                                    return this Proxy promptly
                                                    in the enclosed envelope,
                                                    which requires no postage if
                                                    mailed in the United States.